Exhibit 99.1

(WPS RESOURCES CORPORATION LETTERHEAD)

For Immediate Release:
September 21, 2005

WPS Resources Corporation to Purchase the
Michigan and Minnesota Natural Gas Assets of
Aquila Inc.

Green Bay, WI -- In a major expansion of its natural gas distribution business, WPS Resources Corporation (NYSE: WPS) today announced that it has entered into a definitive agreement with Aquila Inc. (NYSE: ILA) to acquire Aquila's natural gas distribution operations in Michigan and Minnesota for approximately $558 million in a cash transaction. The addition of regulated assets in complementary jurisdictions to WPS Resources' existing regulated electric and natural gas operations in Wisconsin and Michigan will transition WPS Resources to a larger, stronger regional energy company.

"We are excited about bringing these high-quality assets and people into the WPS organization," said Larry Weyers, Chairman, President, and CEO of WPS Resources. "This acquisition is a great strategic fit with our existing operations given the geographic and operational profile of the combined asset base. We will be building the scale and scope of our regulated operations in jurisdictions with similar ratemaking environments. Natural gas distribution is a core business for us. This is an opportunity for our company to deliver on our commitment of providing value to our customers, employees, and shareholders."

Weyers said that WPS Resources does not expect to reduce field staff, but instead will welcome the 182 Michigan and 226 Minnesota employees into its existing ranks of 3,048 employees.

Terms of the Transaction

Under the terms of the agreement, WPS Resources will pay a total cash consideration of approximately $558 million (subject to post-closing adjustments which will include working capital) for Aquila's natural gas distribution operations in Michigan and Minnesota, known as Michigan Gas Utilities and Minnesota Gas, respectively. WPS Resources anticipates that permanent financing for the acquisition will be raised from the issuance of a combination of equity and long-term debt. The acquisition is expected to close in 2006. Each transaction requires the approval of the respective state regulatory commissions and is also subject to certain other customary conditions and approvals.

Excluding one-time transaction and integration costs, the transaction is expected to be accretive to WPS Resources' earnings over the first 12 months following the close of the acquisition. WPS Resources anticipates maintaining its current dividend policy and its investment-grade credit ratings.

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September 21, 2005

About the Aquila Natural Gas Assets

The Minnesota natural gas assets provide gas distribution service to about 200,000 customers throughout the state in 165 cities and communities including Grand Rapids, Pine City, Rochester, and Dakota County with 226 employees. Annual natural gas throughput is approximately 76.1 billion cubic feet per year, roughly equal to that of WPS Resources' existing regulated natural gas operations. The assets operate under a cost-of-service environment and are currently allowed an 11.71% authorized return on equity on a 50% equity component of the regulatory capital structure.

The Michigan natural gas assets provide gas distribution service to about 161,000 customers, mainly in southern Michigan in 147 cities and communities including Otsego, Grand Haven, and Monroe with 182 employees. Annual natural gas throughput is approximately 36 billion cubic feet per year. Like Minnesota, the assets also operate under a cost-of-service environment and are currently allowed an 11.4% authorized return on equity on a 45% equity component of the regulatory capital structure.

Compatible Business Profile

Combined with the acquired Aquila assets, WPS Resources will serve roughly 666,000 natural gas customers through its regulated utilities with annual natural gas throughput of 189 billion cubic feet. WPS Resources already serves more than 473,000 electric customers.

For new Michigan and Minnesota customers, the transition to WPS Resources will be seamless. WPS Resources has a long history of regulated customer service and operational excellence. Its regulated utilities are known for providing exceptional regulated service to its more than 473,000 electric customers and 305,000 natural gas customers in Wisconsin and Michigan. WPS Resources expects to provide that same exceptional service to new Michigan and Minnesota customers. By combining resources and best practices, the transaction is expected to enhance operations and create efficiencies in natural gas distribution.

WPS Resources' asset management strategy calls for the continuing acquisition and disposition of assets in a manner that enhances earnings capability. The acquisition portion of the strategy calls for the acquisition of assets, such as Michigan Gas Utilities and Minnesota Gas, which complement WPS Resources' existing assets and strategy.

WPS Resources will continue to manage its portfolio of businesses to achieve utility and nonregulated growth, with an emphasis on regulated growth. This strategy allows WPS to participate in and be prepared to take advantage of nonregulated opportunities with an acceptable risk profile when those opportunities are available.

Financial Advisor

J. P. Morgan Securities Inc. acted as exclusive financial adviser to WPS Resources and provided a fairness opinion in connection with the transaction.

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September 21, 2005

Conference Call

WPS Resources will host a conference call to discuss the transaction on Thursday, September 22, 2005, at 9:00 a.m. central time (CDT). To access the call, which is open to the public, call 888-690-9634 (toll free) 15 minutes prior to the scheduled start time. Callers will be required to supply INVESTOR RELATIONS as the passcode and MR. LARRY WEYERS as the leader. Callers will be placed on hold with music until the call begins. A replay of the conference call will be available through October 6, 2005, by dialing 1-866-443-1213. Officers participating in the conference call will be:

Larry L. Weyers Chairman, President, and Chief Executive Officer
Phillip M. Mikulsky Executive Vice President - Development
Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not relate strictly to historical or current facts and often include words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," and other similar words. Although we believe we have been prudent in our plans and assumptions, there can be no assurance that indicated results will be realized. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. We recommend that you consult any further disclosures we make on related subjects in our 10-Q, 8-K, and 10-K reports to the Securities and Exchange Commission.

The following is a cautionary list of risks and uncertainties that may affect the assumptions which form the basis of forward-looking statements relevant to our business. These factors, and other factors not listed here, could cause actual results to differ materially from those contained in forward-looking statements.
  Receipt of required regulatory approvals for the acquisition of Michigan Gas Utilities and Minnesota Gas;
  Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions regarding Wisconsin Public Service Corporation and Upper Peninsula Power Company;
  The impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric utility industry, changes in environmental, tax, and other laws and regulations to which WPS Resources and its subsidiaries are subject, as well as changes in application of existing laws and regulations;

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September 21, 2005

  Current and future litigation, regulatory investigations, proceedings or inquiries, including manufactured gas plant site cleanup and pending Environmental Protection Agency investigations of Wisconsin Public Service Corporation's generation facilities;
  Resolution of audits by the Internal Revenue Service and various state revenue agencies;
  The effects, extent and timing of additional competition in the markets in which WPS Resources Corporation's subsidiaries operate;
  The impact of fluctuations in commodity prices, interest rates, and customer demand;
  Available sources and costs of fuels and purchased power;
  Ability to control costs (including costs of decommissioning generation facilities);
  Investment performance of employee benefit plans;
  Advances in technology;
  Effects of and changes in political, legal, and economic conditions and developments in the United States and Canada;
  The performance of projects undertaken by nonregulated businesses and the success of efforts to invest in and develop new opportunities;
  Potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed (such as acquisition of Michigan Gas Utilities and Minnesota Gas, construction of the Weston 4 generation plant, and construction of the Wausau, Wisconsin, to Duluth, Minnesota, transmission line);
  The direct or indirect effect resulting from terrorist incidents or responses to such incidents;
  Financial market conditions and the results of financing efforts, including credit ratings and risks associated with commodity prices, interest rates, and counterparty credit;
  Weather and other natural phenomena; and
  The effect of accounting pronouncements issued periodically by standard-setting bodies.

For general information, contact:

Larry L. Weyers, Chairman, President, and Chief Executive Officer
WPS Resources Corporation
(920) 433-1334

For financial information, contact:

Joseph P. O'Leary, Senior Vice President and Chief Financial Officer
WPS Resources Corporation
(920) 433-1463

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About WPS Resources Corporation

WPS Resources Corporation (NYSE: WPS), based in Green Bay, Wisconsin, is a holding company with four major subsidiaries providing electric and natural gas energy and related services in both regulated and nonregulated energy markets. Its principal subsidiary is Wisconsin Public Service Corporation, a regulated electric and natural gas utility serving northeastern Wisconsin and a portion of Michigan's Upper Peninsula. Wisconsin Public Service serves more than 421,000 electric customers and 305,000 natural gas customers. Another

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subsidiary, Upper Peninsula Power Company, is a regulated electric utility serving Michigan's Upper Peninsula. Upper Peninsula Power serves approximately 52,000 electric customers.

WPS Resources' major nonregulated subsidiaries consist of WPS Energy Services, Inc. and WPS Power Development, LLC. WPS Energy Services is a diversified nonregulated energy supply and services company serving commercial, industrial and wholesale customers and aggregated groups of residential customers. Its principal market is the northeast quadrant of the United States and adjacent portions of Canada. Its principal operations in the United States are in Illinois, Maine, Michigan, Ohio, Virginia, and Wisconsin. Its principal operations in Canada are in Alberta, Ontario, and Quebec. WPS Power Development owns and/or operates nonregulated electric generation facilities in Wisconsin, Maine, Pennsylvania, New York, and New Brunswick, Canada; steam production facilities in Arkansas and Oregon; a partial interest in a synthetic fuel processing facility in Kentucky, and steam production facilities located in Arkansas and Oregon.

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